Supplement dated September 28, 2016 to your variable annuity Prospectus dated May 1, 2016 for the Pacific Select Variable Annuity II contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus, as supplemented.

The purpose of this supplement is to announce various underlying fund changes.

Pacific Select Fund Portfolio Investment Goal Change

Effective September 1, 2016, the investment goal for the Dividend Growth Portfolio changed to the following:

Seeks dividend income and long-term capital appreciation.

Pacific Select Fund Portfolio Name Change

Effective October 31, 2016, the name of the Small-Cap Growth Portfolio will change to the Developing Growth Portfolio.

All references in the Contract Prospectus to the Small-Cap Growth Portfolio are replaced with the Developing Growth Portfolio.

Pacific Select Fund Portfolio Manager/Subadviser Change

Effective November 1, 2016, the Manager/Subadviser for the Technology Portfolio will change from Ivy Investment Management Company to MFS Investment Management.

Form No.	PSVA2SUP0916